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                                                                  EXHIBIT 10.116

                            BUILDING LOAN AGREEMENT


        THIS BUILDING LOAN AGREEMENT (this "Agreement") is made and entered into this 14th day of January, 2000, by and between KEY CORPORATE CAPITAL INC., a Michigan corporation with an office for the transaction of business at 127 Public Square, 6th Floor, Cleveland, Ohio 44114 (the "Lender"), and CLINTON BROOKSIDE DRIVE, LLC, a New York limited liability company with an office for the transaction of business at 250 South Clinton Street, Syracuse, New York 13202 (the "Borrower").

                              W I T N E S S E T H:

        WHEREAS, the Lender is about to make a loan (the "Loan") to Borrower in an amount not to exceed $3,300,000.00 (the "Loan Amount") for the purposes of developing a facility in Clinton, New York; and

        WHEREAS, of the Loan Amount, up to $2,299,578.00 is to be advanced by Lender to Borrower pursuant to this Agreement and the balance of the Loan Amount is to be advanced by Lender to Borrower pursuant to the terms of a Development Agreement between the Lender and the Borrower of even date herewith.

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                              TERMS AND DEFINITIONS

        In addition to the other terms hereinafter defined, the following terms shall have the meanings set forth in this Article. References to documents and other materials shall include those documents and materials as they may be revised, amended and modified, from time to time, with the prior written approval of Lender.

        1.1 ADVANCE. "Advance" means any disbursement of the proceeds of the Loan by Lender pursuant to the terms of this Agreement.

        1.2 APPROVAL. "Approval", "Approved", "approval" or "approved" means, as the context so determines, an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

        1.3 ARCHITECT'S CONTRACT. "Architect's Contract" means the contract, dated September 17, 1998, between BCI Construction, Inc. (which in the Architect's Contract is erroneously referred to as BCI/ALS, Inc., a non-existent entity) and Borrower's Architect as assigned to Borrower pursuant to an assignment dated ________ __, ___ between BCI Construction, Inc. and Borrower.

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        1.4     BORROWER'S ARCHITECT.  "Borrower's Architect" means Eppstein
Uhen, whose address is 210 East Michigan Street, Milwaukee, Wisconsin
53202-0728.

        1.5     COMPLETION DATE.  "Completion Date" means January 1, 2002.

        1.6 COMMITMENT. "Commitment" means, collectively, (a) the commitment letter for the Loan issued by Lender to ALS-Northeast, LLC dated December 28, 1999, and (b) the master loan commitment issued by Lender to ALS-Northeast, LLC dated May 5, 1998 and accepted by ALS - Northeast, LLC on May 6, 1998 (the "Master Commitment").

        1.7 CONSTRUCTION BUDGET. "Construction Budget" means the budget for total estimated Property Costs, submitted by Borrower, approved by Lender, and attached hereto as Exhibit A.

        1.8 CONSTRUCTION CONTRACT. "Construction Contract" means the contract, dated September 30, 1999 between Borrower and Contractor and providing for the construction of the Improvements on the Land.

        1.9 CONSTRUCTION INSPECTOR. "Construction Inspector" means Clough Harbour & Associates, LLP or at Lender's option either an officer or employee of Lender or consulting architects, engineers or inspectors appointed by Lender.

        1.10 CONSTRUCTION SCHEDULE. "Construction Schedule" means the schedule, broken down by trade, of the estimated dates of commencement and completion of the Improvements, submitted by Borrower, approved by Lender and attached hereto as Exhibit B.

        1.11 CONTINGENCY RESERVE. "Contingency Reserve" means the amount(s), if any, allocated as contingency reserve(s) in the Construction Budget.

        1.12 CONTRACTOR. "Contractor" means Central New York Contractors, Inc., whose address is 250 Clinton Street, Syracuse, New York 13302-1258.

        1.13 COSTS OF IMPROVEMENT. "Costs of Improvement" means those items defined as such under Section 2(5) of the Lien Law.

        1.14 DRAW REQUEST. "Draw Request" means, with respect to each Advance, Borrower's request for such Advance, and documents required by this Agreement to be furnished to Lender as a condition to such Advance.

        1.15 EVENT OF DEFAULT. "Event of Default" means any condition or event described herein as such.

        1.16 GOVERNMENTAL APPROVALS. "Governmental Approvals" means all approvals, consents, waivers, orders, acknowledgements, authorizations, permits and licenses required under applicable Requirements to be obtained from any Governmental Authority for the construction of the Improvements and the use,

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occupancy and operation of the Property following completion of construction of the Improvements.

        1.17 GOVERNMENTAL AUTHORITY. "Governmental Authority" means the United States of America, the state in which the Land is located and Borrower is organized, any political subdivision thereof, municipalities in which the Land is located, and any agency, authority, department, commission, board, bureau, or instrumentality of any of them.

        1.18 GUARANTOR. "Guarantor" means, collectively, Assisted Living Equities, LLC ("ALE"), with a business address of 250 South Clinton Street, Syracuse, New York and Alterra Healthcare Corporation ("Alterra"), with a business address of 10000 Innovation Drive, Milwaukee, Wisconsin 53226 (provided, however, that Guarantor shall mean Alterra once the Limited Recourse Guaranty dated of even date herewith from ALE is terminated).

        1.19 IMPROVEMENTS. "Improvements" means the assisted living facility to be constructed on the Land in accordance with the Plans and Specifications.

        1.20 INDIRECT COSTS. "Indirect Costs" mean and include title insurance premiums, survey charges, engineering fees, architectural fees, and all other expenses which are, in accordance with sound accounting practices, capital expenditures relating to the Property, to the extent shown in Column B on page 1 of Exhibit A.

        1.21 LAND. "Land" means the real property described in Exhibit D attached hereto.

        1.22    LIEN LAW.  "Lien Law" means the Lien Law of the State of New
York.

        1.23 LOAN. "Loan" means the loan which is the subject of this Agreement and the Development Agreement.

        1.24    LOAN AMOUNT.  "Loan Amount" means $3,300,000.

        1.25 LOAN DOCUMENTS. "Loan Documents" means collectively, this Agreement, all documents referred to in Article 2 hereof, and all other agreements, documents and instruments now or hereafter evidencing, securing or otherwise relating to the Loan.

        1.26. PERMITTED CONTEST. "Permitted Contest" means a good faith active contest of any taxes, assessment, sewer rates, water rates or sums due by Borrower provided that (1) the Borrower first shall have notified Lender of such contest, (2) an Event of Default has not occurred under any of the Loan Documents, (3) the Borrower shall have set aside reasonable adequate reserves for any such taxes, assessments and other charges, and (4) the Borrower demonstrates to the reasonable satisfaction of the Lender that the non-payment of such items will not subject the lien of the Mortgage as to any part of the Land, to loss or forfeiture.

        1.27 PERMITTED ENCUMBRANCES. "Permitted Encumbrances" means (A) utility,

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access and other easements, rights of way, restrictions, encroachments and exceptions that exist on the date hereof and benefit or do not materially impair the utility or the value of the Improvements, (B) liens for taxes to the extent being contested as permitted by Section 7 of the Mortgage or not yet delinquent,
(C) any lien on the Property obtained through any of the Loan Documents, (D) any lien on the Property in favor of the Mortgagee, (E) any lien listed on Exhibit B of the Mortgage, and (F) any lien permitted by the Lender.

        1.28 PERSONAL PROPERTY. "Personal Property" means materials, furnishings, fixtures, machinery, equipment and all items of tangible and intangible personal property now or hereafter owned by Borrower, wherever located, and either (i) to be incorporated into the Improvements, (ii) used in connection with the construction of the Improvements or (iii) to be used in connection with the operation of the Land or Improvements or both.

        1.29 PLANS AND SPECIFICATIONS. "Plans and Specifications" means the plans and specifications for the Improvements prepared by Borrower's Architect and more particularly identified on Exhibit E attached hereto.

        1.30 PROPERTY. "Property" means the Land, Improvements and Personal Property.

        1.31 PROPERTY COSTS. "Property Costs" shall mean and include all costs that will be incurred by Borrower for the items listed in Column B on page 1 of Exhibit A.

        1.32 REQUIRED EQUITY FUNDS. "Required Equity Funds" means the sums, if any, required of Borrower by Lender, to be available to pay the difference between Property Costs and the amount of the Loan.

        1.33 REQUIREMENTS. "Requirements" means any law, ordinance, order, rule or regulation of any Governmental Authority relating in any way to the Property or the Borrower.

        1.34 TAKING. "Taking" shall mean any condemnation for public use of, or damage by reason of, the action of any Governmental Authority, or any transfer by private sale in lieu thereof, either temporarily or permanently.

        1.35 TERMINATION DATE. "Termination Date" means the earlier of January 1, 2002, or such other date as may be set forth herein which fixes the termination of Lender's obligations to make Advances.

                                    ARTICLE 2

                                 LOAN DOCUMENTS

        The following documents have been duly authorized, executed and delivered to Lender by the parties thereto:

        2.1 NOTE. The Secured Promissory Note (the "Note") from Borrower to Lender, dated as of even date herewith, in the Loan Amount.

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        2.2     MORTGAGE AND SECURITY AGREEMENT.  The Mortgage and Security
Agreement (the "Mortgage") from Borrower in favor of Lender, dated of even date herewith, encumbering the Property as security for the Note and any sums in addition to the Loan Amount advanced by Lender under the other Loan Documents, which Mortgage is to be recorded in the appropriate public records on or about the date hereof.

        2.3 FINANCING STATEMENTS. Uniform Commercial Code, Form UCC-1 Financing Statements (the "Financing Statements") in favor of Lender giving notice of a security interest, which Financing Statements are to be filed in the appropriate public records on or about the date hereof.

        2.4 ASSIGNMENT OF CONTRACT DOCUMENTS. The Assignment of Contract Documents (the "Assignment of Contract Documents") from Borrower in favor of Lender dated of even date herewith.

        2.5 ASSIGNMENT OF RENTS AND LEASES. The Assignment of Rents and Leases (the "Assignment") from Borrower in favor of Lender dated of even date herewith which is to be recorded in the appropriate public records on or about the date hereof.

        2.6 GUARANTY. The Guaranty of Payment and Performance (the "ALS Guaranty") from Alterra in favor of Lender dated of even date herewith.

        2.7 LIMITED RECOURSE GUARANTY. The Limited Recourse Guaranty (the "ALE Guaranty") from ALE in favor of Lender dated of even date herewith.

        2.8 INDEMNITY AGREEMENT. The Hazardous Substances Indemnity Agreement (the "Indemnity Agreement") from Borrower and Guarantor in favor of Lender dated of even date herewith.

        2.9 SECURITY AGREEMENT. The Security Agreement (the "Security Agreement") from Borrower in favor of Lender dated of even date herewith.

        2.10 DEVELOPMENT AGREEMENT. The Development Agreement (the "Development Agreement") between the Borrower and Lender dated of even date herewith providing for advancing the balance of the Loan not being advanced hereunder.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        Borrower hereby represents and warrants to Lender as follows:

        3.1 VALIDITY OF LOAN DOCUMENTS. That the Loan Documents are valid and legally binding obligations, enforceable in accordance with their respective terms.

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        3.2     Title to Property.  That Borrower has fee simple absolute title to the Land, subject to no liens, security interests, charges or encumbrances in favor of any person other than Lender and the Permitted Encumbrances, and that no conditional sale contract, chattel mortgage, security agreement, lease, financing statement or other title retention agreement has been or will be executed in favor of any person other than Lender with respect to any of the Personal Property.

        3.3 Absence of Conflicts. That the execution and delivery of the Loan Documents by Borrower and the performance and observance by Borrower of its obligations thereunder will not, contravene or result in a breach of (a) if Borrower purports to be a corporation, any provision of Borrower's corporate charter or by-laws, or, if Borrower purports to be partnership, any provision of Borrower's partnership agreement or certificate, or, if Borrower purports to be a limited liability company, any provision of Borrower's articles of organization or operating agreement, or (b) any material Requirements, or (c) any decree or judgement binding on Borrower or (d) any material agreement or instrument binding on Borrower or any of its property, nor will the same result in the creation of any lien or security interest under any such agreement or instrument.

        3.4 Pending Litigation. That there are no actions, suits, investigations or proceedings pending, or, to the knowledge of Borrower, threatened against Borrower, or the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, or which will materially affect Borrower's ability to repay the Loan, at law or in equity or before or by any Governmental Authority.

        3.5 Violations of Requirements. That Borrower has no knowledge of any violations or notices of violations of any Requirements which will materially affect Borrower's ability to repay the Note of use and update the Improvements.

        3.6 Compliance with Requirements. That the Plans and Specifications and construction of the Improvements pursuant thereto and the use of the Property contemplated thereby will comply with all material Requirements.

        3.7     Organization, Status and Authority.

                (a) If Borrower is a corporation, that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, (ii) if required by the laws of the state in which the Land is located, it is duly qualified to do business and is in good standing therein, (iii) it has the corporate power, authority and legal right to own and operate its properties and assets, carry on the business now being conducted and proposed to be conducted by it, and to engage in the transactions contemplated by the Loan Documents, and (iv) the execution and delivery of the Loan Documents to which it is a party and the performance and observance of the provisions thereof have been duly authorized by all necessary corporate actions.

                (b) If Borrower is a partnership, that (i) it is duly formed and validly existing under the laws of the state in which it is formed,
        (ii) if required by the

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        laws of the state in which the Land is located, it is fully qualified to do business therein, (iii) it has the power, authority and legal right to own and operate its properties and assets, to carry on the business conducted and to engage in the transactions contemplated by the Loan Documents, and (iv) the execution and delivery of the Loan Documents to which it is a party and the performance and observance of the provisions thereof have all been duly authorized by all necessary actions of its partners.

                (c) If Borrower or any member of Borrower is a limited liability company, that (i) it is a limited liability company duly and validly existing and in good standing under the laws of the state in which it is organized, (ii) if required by the laws of the state in which the Land is located, it is duly qualified to so business therein,
        (iii) it has the power, authority and legal right to own and operate its properties and assets, carry on the business now being conducted and proposed to be conducted by it, and to engage in the transactions contemplated by the Loan Documents, and (iv) the execution and delivery of the Loan Documents to which it is a party and the performance and observance of the provisions thereof have been duly authorized by all necessary corporate actions.

        3.8 Availability of Utilities. That all utility services reasonably necessary and sufficient for the construction, development and operation of the Property for its intended purposes are presently available (or are reasonably anticipated to be available so as not to materially delay construction of the Improvements) to the boundaries of the Land through dedicated public rights of way or through perpetual private easements, approved by Lender, with respect to which the Mortgage creates a valid, binding and enforceable lien, including, but not limited to, water supply, storm and sanitary sewer, gas, electric and telephone facilities, and drainage.

        3.9 Condition of Property. That neither the Property nor any portion thereof is now materially damaged or injured as result of any fire, explosion, accident, flood or other casualty or has been the subject of any Taking, and to the knowledge of Borrower, no Taking is pending or contemplated.

        3.10 Brokerage Commissions. That any brokerage commissions due in connection with the transactions contemplated hereby and owned by Borrower have been paid in full and that any such commissions coming due in the future will be promptly paid by Borrower. Borrower agrees to and shall indemnify Lender from any liability, claims or losses arising by reason of any such brokerage commissions. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

        3.11 Financial Statements. That the financial statements of Borrower previously delivered to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Borrower as of the respective dates thereof and the results of its operations for the periods covered thereby; that no adverse change has occurred in the assets, liabilities, or financial conditions reflected therein since the respective dates thereof.

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        3.12    Taxes.  That all federal, state and other tax returns of
Borrower required by law to be filed have been filed, that except for Permitted Contests all federal, state and other taxes, assessments and other governmental charges upon Borrower and its respective properties which are due and payable have been paid, and that Borrower has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods for which such return shave been filed.

        3.13 Construction Contract. That (i) the Construction Contract is in full force and effect; (ii) both Borrower and Contractor are in material compliance with their respective obligations under the Construction Contract;
(iii) the work to be performed by Contractor under the Construction Contract is the work called for by the Plans and Specifications and all work required to complete the Improvements substantially in accordance with the Plans and Specifications is provided for under the Construction Contract; and (iv) all work on the Improvements shall be completed substantially in accordance with the Plans and Specifications in a good and workmanlike manner and shall be free of any material defects.

        3.14 Access. That the rights of way for all roads necessary for the full utilization of the Improvements for their intended purposes have either been acquired by the Borrower, the appropriate Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority, and all such roads shall have been completed, or all reasonably necessary steps shall have been taken by Borrower and such Governmental Authority to assure the complete construction and installation thereof prior to the date upon which access to the Property via such roads will be necessary. All curb cuts, driveway permits and traffic signals shown on the Plans and Specifications or otherwise necessary for access to the Property are existing or have been fully approved by the appropriate Governmental Authority or Borrower has taken all reasonably necessary steps so that the obtaining of such approvals will not materially delay the construction of the Improvements.

        3.15    No Default.  That no Event of Default exists.

        3.16 Architect's Contract. That (i) the Architect's Contract is in full force and effect; and (ii) both Borrower and Borrower's Architect are in material compliance with their respective obligations under the Architect's Contract.

        3.17 Plans and Specifications. That Borrower has furnished Lender complete sets of the Plans and Specifications which comply with all material Requirements, all material Governmental Approvals, and all material restrictions, covenants and easements affecting the Property, and which have been approved by such Governmental Authority as is required for construction of the Improvements.

        3.18 Governmental Approvals. That Borrower has obtained all Governmental Approvals from, and has given all such notices to, and has taken all such other actions with respect to such Governmental Authority as may be required under applicable Requirements for the construction of the Improvements or Borrower has taken all reasonably necessary steps so that the obtaining of such approvals will not materially delay the construction of the improvements.

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        3.19    Construction Budget.  That the Construction Budget accurately reflects all material Property Costs.

        3.20 Feasibility. That the Construction Schedule is realistic and reasonably feasible, and is materially accurate to date.

        3.21 Effect of Draw Request. That each Draw Request submitted to Lender as provided in Article 6 hereof shall constitute an affirmation that the representations and warranties contained in Article 3 of this Agreement and in the other Loan Documents remain true and correct as of the date thereof; and unless Lender is notified to the contrary, in writing, prior to the disbursement of the requested Advance or any portion thereof, shall constitute an affirmation that the same remain true and correct on the date of such disbursement.

                                    ARTICLE 4

                              COVENANTS OF BORROWER

        Borrower hereby covenants and agrees with Lender as follows:

        4.1 Commitments. To permit no default under the terms of the Commitment.

        4.2 Construction Contract. (i) To permit no material default under the terms of the Construction Contract, (ii) to waive none of the material obligations of Contractor thereunder, (iii) to do no act which would relieve Contractor from its obligations to construct the Improvements substantially in accordance with the Plans and Specifications, and (iv) to make no material amendments to or material change orders (as defined in Section 4.11) under the Construction Contract without the prior approval of Lender.

        4.3 Architect's Contract. (i) To permit no material default under the terms of the Architect's Contract, (ii) to waive none of the material obligations of Borrower's Architect thereunder, (iii) to do no act which would relieve Borrower's Architect from its material obligations under the Architect's Contract, and (iv) to make no material amendments to the Architect's Contract without the prior approval of Lender.

        4.4 Insurance. To obtain insurance or evidence of insurance as Lender may reasonably require, including, but not limited to, the following:

                (a) Title Insurance. A mortgagee title insurance policy (the "Title Insurance Policy") in an amount, and issued by a title insurance company (the "Title Insurer") and through a title agent as shall be approved by insuring a valid first lien upon and security interest in and to the Property by virtue of the Mortgage, with such reinsurance or co-insurance agreements as may be reasonably required by Lender. The Title Insurance Policy shall contain a pending disbursements clause or endorsement and such other endorsements as Lender may reasonably require, and such affirmative insurance as Lender may reasonably require. The Title Insurance Policy, together with evidence of payment of premiums thereon, shall be delivered to Lender on or before the date of this Agreement.

                (b) Insurance Required by Mortgage. Such insurance as may be required by the Mortgage. If any hazard insurance required by the Mortgage is obtained as to all or part of the Property before completion of construction then such policy shall contain an endorsement recognizing that construction is in progress and agreeing that such shall not adversely affect the coverage or be asserted as a defense on any claim under such policy.

                (c) Professional Liability Insurance. Evidence or certificates from insurance companies indicating that Borrower's Architect, and all other architects and engineers responsible for the design of the Improvements are covered by professional liability insurance in an amount of not less than $2,000,000.00 and such evidence or certificates to be delivered to Lender on or before the date of this Agreement.

        4.5 Application of Loan Proceeds. To use the proceeds of the Loan solely for the purpose of paying for the Property Costs in accordance with the terms of this Agreement.

        4.6 Property Costs and Expenses. To pay or cause to be paid all properly incurred Property Costs, regardless of the amount, and to pay all reasonable costs and expenses of Lender with respect to the financing, acquisition and construction of the Property, including but not limited to, appraisal fees, inspection fees, surveying costs, legal fees(including legal fees incurred by Lender subsequent to the closing of the Loan in connection with the collection of the Loan), recording expenses, surveys, intangible taxes, expenses of foreclosure (including attorney's fees) and similar items.

        4.7 Commencement and Completion of Construction. To commence construction of the Improvements within thirty (30) days after the date hereof and to diligently pursue construction to completion prior to the Completion Date substantially in accordance with the Plans and Specifications, in material compliance with all material restrictions, covenants and easements affecting the Property, all material Requirements, and all material Governmental Approvals, and with all material terms and conditions of the Loan Documents without deviation from the Plans and Specifications unless with the prior approval of Lender and the surety company or companies issuing any Payment and Performance Bond; to pay all sums and to perform such duties as may be necessary to complete such construction of the Improvements substantially in accordance with the Plans and Specifications and in material compliance with all restrictions, covenants and easements affecting the Property, all material Requirements and all material Governmental Approvals, and with all material terms and conditions of the Loan Documents, all of which shall be accomplished on or before the Completion Date, free from any liens, claims or assessments (actual or contingent) asserted, except for Permitted Encumbrances, against the Property for any material, labor or other items furnished in connection therewith. Evidence of satisfactory compliance with the foregoing shall be furnished by Borrower to Lender on or before the Completion Date.

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        4.8     Right of Lender to Inspect Property.  To permit Lender and its representatives and agents to enter upon the Property at reasonable times upon reasonable notice and to inspect the Improvements and all materials to be used in the construction thereof and to reasonably cooperate and cause Contractor to reasonably cooperate with Lender and its representatives and agents during such inspections (including making reasonably available to Lender working copies of the Plans and Specifications together with all related supplementary materials); provided, however, that this provision shall not be deemed to impose upon Lender any obligation to undertake such inspections.

        4.9 Correction of Defects. Unless Borrower demonstrates to Lender that such corrective work is inappropriate or inconsistent with the Plans and Specifications, to promptly correct all material defects in the Improvements or any material departure from the Plans and Specifications not previously approved by Lender. Borrower agrees that the advance of any proceeds of the Loan whether before or after such defects or departures from the Plans and Specifications are discovered by, or brought to the attention, of Lender, shall not constitute a waiver of Lender's right to require compliance with this covenant.

        4.10 Sign Regarding Construction Financing. At Lender's option and expense, to erect promptly and maintain on a suitable site on the Land a sign indicating that construction financing is being provided by Lender, all to the reasonable satisfaction of Lender; and to prevent the destruction or removal of said sign without the prior approval of Lender.

        4.11 Approval of Change Orders. To permit no material change orders during construction without the prior approval of Lender and the surety company or companies issuing any Payment and Performance Bonds. For the purposes of this Agreement a material change order shall mean a change order which, when added to any previous change orders, if any, increases the cost of construction by more than $50,000.00 individually or $200,000.00 in the aggregate and/or causes a delay in the Completion Date of more than one (1) month.

        4.12 Notice of Occupancy. To notify Lender at least ten (10) days prior to, and again on, the date of occupancy of each tenant of any portion of the Property (except for residents of the facility), such notice upon occupancy to include the name of the tenant and the date of occupancy.

        4.13 Books and Records. To keep and maintain reasonably complete proper and accurate books, records and accounts reflecting material items of material income and expense of Borrower in connection with the Property and the construction of the Improvements and the results of the operation thereof; and, upon the request of Lender, to make such books, records and accounts reasonably available to Lender for inspection or independent audit.

        4.14 Financial Statements and Other Information. To furnish to Lender such financial statements and information as Borrower has agreed to provide elsewhere in the Loan Documents.

        4.15 Construction Inspector. To permit Lender to retain the Construction Inspector (the "Construction Inspector") at the cost of Borrower to perform the following services on behalf of Lender:

                (a) To review and advise Lender whether, in the opinion of the Construction Inspector, the Plans and Specifications are satisfactory;

                (b)     To review Draw Requests and material change orders;

                (c) To make periodic inspections (approximately at the date of each Draw Request) for the purpose of assuring that construction of the Improvements to date is in substantial accordance with the Plans and Specifications and to approve Borrower's then current Draw Request as being consistent with Borrower's obligations under this Agreement, including inter alia, an opinion as to Borrower's continued compliance with the provisions of Section 6.1 (f) (4) hereof.

        The reasonable fees of the Construction Inspector shall be paid by Borrower promptly upon, but in no event later than sixty (60) days after billing therefor and expenses incurred by Lender on account thereof shall be reimbursed to Lender forthwith upon request therefor, but neither Lender nor the Construction Inspector shall have any liability to Borrower on account of (i) the services performed by the Construction Inspector, (ii) any neglect or failure on the part of the Construction Inspector to properly perform its services, or (iii) any approval by the Construction Inspector of construction of the Improvements. Neither Lender nor the Construction Inspector assumes any obligation to Borrower or any other person concerning the quality of construction of the Improvements or the absence therefrom of defects.

        4.16 Soil Tests. To provide promptly to Lender at Borrower's reasonable expense such soil tests and environmental assessments of the Land as Lender may require from time to time.

        4.17 Insufficiency of Loan Proceeds. To deposit funds with Lender as follows: if at any time or from time to time during the terms of this Agreement, in Lender's reasonable judgment and opinion, the remaining undisbursed portion of the Loan, together with the undisbursed balances of other sums previously deposited by Borrower with Lender in connection with the Loan, is or will be insufficient to complete the Improvements substantially in accordance with the Plans and Specifications, and to pay all other sums due or to become due under the Loan Documents, regardless of how such condition may be caused, Borrower shall, within fifteen (15) days after written notice thereof from Lender, deposit with Lender such sums of money in cash as Lender may reasonably require, in an amount sufficient to remedy such condition, and, at Lender's option, no further Advances of the Loan shall be made by Lender until the provisions of this Paragraph have been fully complied with. All such deposited sums shall stand as additional security for Borrower's obligations under this Agreement and shall be disbursed by Lender in the same manner as Advances under this Agreement before any further Advances of the Loan proceeds shall be made. Lender shall have no obligation to pay Borrower interest with respect to such deposited funds. If all or a portion of the money deposited with Lender hereunder has not been disbursed and the remaining undisbursed portion of the Loan is reasonably sufficient to complete the

Improvements substantially in accordance with the Plans and Specifications, then such undisbursed funds shall be immediately returned to Borrower.

        4.18    Additional Documents.  To perform hereunder as follows:

                (a) Regarding Construction. To furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by, the terms of the Commitment or this Agreement or the other Loan Documents, all at Borrower's expense.

                (b) Regarding Preservation of Security. To execute and deliver to Lender such documents, instrument, assignments and other writings, and to do such other acts reasonably necessary or desirable, to preserve and protect the collateral at any time securing or intended to secure the Loan, as Lender may reasonably require.

                (c) Regarding this Agreement. To do and execute all and such further lawful and reasonable acts, conveyances and assurances to carry out of the intents and purposes of this Agreement as Lender shall reasonably require from time to time.

        4.19 Financing Publicity. To permit Lender to obtain publicity in connection with the construction of the Improvements through press releases and participation in such events as ground breaking and opening ceremonies; and to give Lender reasonable advance notice of such events and to give Lender reasonable assistance in connection with obtaining such publicity as Lender may request without expense to Borrower and without specifying the principals of Borrower, Alterra and ALE.

        4.20 Easements and Restrictions. To submit to Lender for Lender's approval prior to the execution thereof by Borrower all proposed easements, restrictions, covenants, permits, licenses, and other instruments which would or might materially affect the title to the Property, accompanied by a survey showing the exact proposed location thereof and such other information as Lender shall reasonably require. Borrower shall not subject the Property or any part thereof to any easement, restriction or covenant (including any restriction or exclusive use provision in any lease or other occupancy agreement) which would or might materially affect the title to the Property without the prior approval of Lender.

        4.21 Compliance with Requirements. Except for Permitted Contests, to materially comply promptly with all Requirements and Governmental Approvals and to furnish Lender, on demand, with independent evidence of such compliance.

        4.22 Leases. To enter into no leases or occupancy agreements affecting the Property without the prior approval of Lender (except for leases with residents of the facility). Borrower shall deliver to Lender executed counterparts of all leases and occupancy agreements affecting the Property (except for leases with residents of the facility) whether executed before or after the date of this Agreement, and shall not amend any provision thereof or waive any obligations of tenants under any leases or occupancy agreements affecting the Property without the prior approval of Lender.

        4.23 Compliance With Restrictions, Covenants and Easements. To materially comply with all restrictions, covenants and easements affecting the Property.

        4.24 Laborers, Subcontractors and Materialmen. To furnish to Lender, upon request at anytime, and from time to time, affidavits listing all laborers, subcontractors, materialmen, and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished labor or material to the Property or any portion thereof, together with affidavits, or other evidence satisfactory to Lender, showing that such parties have been paid all amounts then due for labor and materials furnished to the Property. In addition, Borrower will promptly notify Lender, and in writing, if Borrower receives any notice, written or oral, from any laborer, subcontractor or materialmen to the effect that said laborer, subcontractor or materialmen has not been paid when due for any labor or materials furnished in connection with the construction of the Improvements. Borrower will also furnish to Lender, at any time and from time to time upon demand by Lender, lien waivers bearing a then current date from Contractor and such subcontractors or materialmen as Lender may designate.

        4.25 No Transfers or Encumbrances. Except as permitted by the Mortgage, to cause or permit no sale, conveyance, transfer, assignment or encumbering of the Property or any interest therein without the prior approval of Lender.

                                    ARTICLE 5

                                AGREEMENT TO LEND

        Subject to the terms and conditions set forth in this Agreement, Lender agrees to make Advances of the Loan to Borrower from time to time during the period from the date hereof to the Termination Date in an aggregate principal amount of up to and including the Loan Amount to pay Property Costs actually incurred including costs incurred in the construction of the Improvements (including Indirect Costs).

        5.1 Note. The obligation of Borrower to pay the principal amount of all Advances made by Lender to Borrower under this Agreement, plus all interest accrued thereon at the rate or rates set forth in the Note, shall be evidenced by the Note.

        5.2 Advances. The Construction Budget reflects, by category and line items, the purposes and the amounts for which funds to be advanced by Lender under this Agreement are to be used. Lender shall not be required to disburse for any category or line item more than the amount specified therefor in the Construction Budget.

        5.3 Cost Overruns. If Borrower becomes aware of any change in Property Costs which will increase or decrease a category or line item of Property Costs reflected on the Construction Budget (as the Construction Budget is revised from time to time and approved by Lender), Borrower shall promptly notify Lender in writing and promptly submit to Lender a revised Construction Budget. No further Advances need be made by Lender if the revised Construction Budget, after the application of line item savings, if any, savings in Development Costs (as that term is defined in the Development Agreement) and contingency, reflects Project Costs which cannot be funded by the Loan unless Borrower has deposited funds with Lender in accordance with Section 4.18.If Lender approves the revised Construction Budget, and such revised Construction Budget reflects Project Costs to be funded by Lender in excess of the Loan Amount, the amount of such excess shall be added to the Loan Amount, and Borrower's obligation to repay the same, together with interest thereon at the rate or rates provided in the Note, shall be deemed to be evidenced by the Note and secured by the Loan Documents.

        5.4 Contingency Reserve. Any amount allocated as Contingency Reserve in the Construction Budget is not intended to be disbursed and will only be disbursed upon the prior approval of Lender, which approval will not be unreasonably withheld of delayed. The disbursement of a portion of the Contingency Reserve shall in no way prejudice Lender from withholding disbursement of any further portion of the Contingency Reserve.

        5.5 Stored Materials. Lender shall not be required to disburse any funds for any materials, furnishings, fixtures, machinery or equipment not yet incorporated into Land or Improvements (the "Stored Materials"). Any disbursement for the cost of Stored Materials shall be contingent upon Lender receiving satisfactory evidence that:

                (a) The Stored Materials are components in a form ready for incorporation into the Improvements;

                (b) The Stored Materials are stored at the Land, in a bonded warehouse, at a site controlled by Borrower, or at such other site as Lender shall reasonably approve, and are reasonably protected against theft and damage;

                (c) The Stored Materials have been paid for in full or will be paid for with the funds to be disbursed and all lien rights or claims of the supplier have been released or will be released upon payment with disbursed funds;

                (d) Lender has or will have upon payment with disbursed funds a perfected, first priority security interest in the Stored Materials; and

                (e) The Stored Materials are insured for an amount equal to their replacement costs.

        5.6 Amount of Advances. In no event shall any Advance exceed the full amount of Indirect Costs approved by Lender and theretofore paid or to be paid with the proceeds of such Advance plus ninety (90%) percent of all costs for construction of Improvements approved by Lender and incurred by Borrower through the date of the Draw Request for such Advance less the aggregate amount of any Advances previously made by Lender. It is further understood that the retainage described above is intended to provide a contingency fund protecting Lender against failure of Borrower to fulfill any obligations under the Loan Documents, and that Lender may charge amounts against such retainage in the event Lender is required or elects to expend its own funds to cure any Event of Default. Notwithstanding the foregoing, no retainage shall be required on Required Equity Funds, other funds provided to Lender by Borrower to be disbursed hereunder, on the purchase of furniture, fixtures and equipment, or on labor expenses. Further, the retainage shall be reduced to five (5%) percent thirty (30) days after the substantial completion of work by a contractor or subcontractor. Upon the completion of the improvements the remaining retainage shall be released.

        5.7 Quality of Work. No Advance or part thereof shall be due to the extent work done at the date the Draw Request for such Advance is submitted is not done in a good and workmanlike manner and without material defects, as confirmed by the report of the Construction Inspector, but Lender may disburse all or part of any Advance before the sum shall become due if Lender believes it advisable to do so, and all such Advances or parts thereof shall be deemed to have been made pursuant to this Agreement.

        5.8 Required Equity Funds. Required Equity Funds shall be disbursed in the same manner as Advances under this Agreement and shall be so disbursed before any Advances of the Loan proceeds shall be made.


                                    ARTICLE 6

                             CONDITIONS PRECEDENT TO

                          DISBURSEMENT OF LOAN PROCEEDS

        6.1 Conditions of Initial Advance. The obligation of Lender to make the initial Advance shall be subject to the following conditions precedent:

                (a) Commitment. All items required by the Commitment or letter of instructions from Lender to Borrower regarding the Loan shall have been delivered to the proper parties as required therein, and all conditions set forth in the Commitment or such letter of instructions shall have been satisfied.

                (b) Loan Documents. The Loan Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, and Lender shall have received the original or a fully executed counterpart thereof. All Loan Documents to be filed or recorded in the public records shall have been submitted for filing and recording.

                (c) Construction Documents. The Architect's Contract, if any, and Construction Contract shall have been duly executed and delivered by the parties thereto, shall be in full force and effect, and Lender shall have received a certified or a fully executed counterpart thereof. Borrower's Architect, if any, and the Contractor shall have duly executed and delivered to Lender a consent to the assignment of the Architect's Contract, if any, and Construction Contract, and Lender shall have received the original or a fully executed counterpart thereof.

                (d) Subcontracts. Borrower shall have delivered to Lender, and Lender shall have approved, a list of all subcontractors and materialmen who have been or, to the extent identified by Borrower, will be supplying labor or materials for the construction of the Improvements, a copy of the standard form of subcontract to be used by the Contractor, and correct and complete photocopies of all executed subcontracts.

                (e) Other Contracts. Borrower shall have delivered to Lender correct and complete photocopies of all other executed contracts with contractors, engineers or consultants for the Property, and of all development, management, brokerage, sales or leasing agreements for the Property.

                (f) Deliveries. The following items or documents shall have been delivered to Lender:

                        (1) Plans and Specifications. Two complete sets of the Plans and Specifications and approval thereof by any necessary Governmental Authority.

                        (2) Title Insurance Policy. A paid Title Insurance Policy or marked-up title insurance commitment in all respects reasonably satisfactory to Lender and its counsel.

                        (3) Other Insurance. Policies (or, if permitted, certificates or other evidence of) all insurance required by this Agreement or any other Loan Document.

                        (4) Evidence of Sufficiency of Funds. Evidence reasonably satisfactory to Lender that the proceeds of the Loan, together with Required Equity Funds, will be sufficient to cover all Property Costs reasonably anticipated to be incurred, and to satisfy the obligations of Borrower to Lender under this Agreement.

                        (5) Evidence of Access, Availability of Utilities, Governmental Approvals. Evidence reasonably satisfactory to Lender as to:

                                (A) the methods of access to and egress from the Property, and nearby or adjoining public ways, meeting the reasonable requirements of property of the type contemplated to be completed under this Agreement and the status of completion of any required improvements to such access;

                                (B)     the availability (or the reasonably
                        anticipated availability so as not to materially delay construction of the Improvements) of storm and sanitary sewer facilities meeting the reasonable requirements of the Property;

                                (C)     the availability (or the reasonably
                        anticipated
                        availability so as not to materially delay construction of the Improvements) of all other required utilities, in location and capacity sufficient to meet the reasonable needs of the Property; and

                                (D)     the securing of all Governmental
                        Approvals from the applicable Governmental Authority which are required under applicable Requirements for the construction of the Improvements or the taking of such reasonable steps so that the securing of such Governmental Approvals will not materially delay construction of the Improvements, together with copies of all secured Governmental Approvals.

                        (6) Environmental Report. An environmental assessment report or reports of one or more qualified environmental engineering or similar inspection firms approved by Lender in form, scope and substance reasonably satisfactory to Lender, which report or reports shall indicate a condition of the Land in all respects reasonably satisfactory to Lender and upon which report or reports Lender is expressly entitled to rely.

                        (7) Soil Report. A soil report for the Land prepared by a soil engineer approved by Lender in form and substance reasonably satisfactory to Lender, containing recommendations for the design of foundations, paved areas and underground utilities.

                        (8) Survey. A survey prepared in accordance with Lender's survey requirements, certified by a land surveyor registered as such in the state in which the Land is located, which survey shall be in form and substance reasonably satisfactory to Lender.

                        (9) Required Equity Funds. Borrower's Required Equity Funds shall have been delivered to Lender.

                        (10) Draw Request. A Draw Request complying with the provisions of this Agreement.

                (g) Legal Opinions. Lender shall have received opinions in form and substance reasonably satisfactory to Lender and Lender's counsel from counsel satisfactory to Lender as to such matters as Lender shall reasonably request.

                (h) Certification Regarding Chattels. Lender shall have received a certification from the Title Insurer or counsel reasonably satisfactory to Lender (which shall be updated from time to time, but not more frequently that once monthly, at Borrower's expense upon request by Lender) that a search of the public records disclosed no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect the Property.

                (i) Notices. All notices required by any Governmental Authority or by any applicable Requirement to be filed prior to commencement of construction of the Improvements shall have been filed.

                (j) Appraisal. Any appraisal requirements set forth in the Commitment shall have been satisfied.

                (k) Performance; No Default. Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it at or prior to the date of the initial Advance, and on the date of the initial Advance, there shall exist no Event of Default.

                (l) Representations and Warranties. The representations and warranties made by Borrower and any Guarantor in the Loan Documents or otherwise made by or on behalf of Borrower or any Guarantor in connection therewith or after the date thereof shall have been true and correct in all respects on the date on which made and shall also be true and correct in all respects on the date of the initial Advance.

                (m) Other Documents. Such other documents, opinions and certificates as Lender or its counsel may reasonably require.

                (n) Proceedings and Documents. Lender shall have received all information and such counterpart originals on certified copies of such documents and such other certificates, opinions or documents as Lender and Lender's counsel may reasonably require.

        6.2 Conditions of Subsequent Advances. The obligation of Lender to make any Advance after the initial Advance shall be subject to the following conditions precedent:

                (a) Prior Conditions Satisfied. All conditions precedent to the initial Advance and any prior Advance shall continue to be satisfied as of the date of such subsequent Advance.

                (b) Performance; No Default. Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it at or prior to the date of such advance, and on the date of such Advance there shall exist no Event of Default.

                (c) Representations and Warranties. The representations and warranties made by Borrower and any Guarantor in the Loan Documents or otherwise made by or on behalf of Borrower or any Guarantor in connection therewith after the date thereof shall have been true and correct in all respects on the date on which made and shall also be true and correct in all respects on the date of such Advance.

                (d)     No Material Damage.   If a material casualty (as that
        term is defined in the Mortgage) has occurred, that Borrower has complied with Section 16 of the Mortgage.

                (e)     Receipt by Lender.  Lender shall have received:

                        (1) Draw Request. A Draw Request complying with the requirements hereof;

                        (2) Endorsement to Title Insurance Policy. A "run down" endorsement to the Title Insurance Policy or report indicating no material change in the state of title and containing no survey exceptions not approved by Lender, which endorsement shall, expressly or by virtue of a proper "pending disbursements" clause or endorsement in the policy, increase the coverage of the policy to the aggregate amount of all proceeds of the Loan advanced on or before the effective date of such endorsement;

                        (3) Current Survey. An updated survey if required by the Lender (but not more than twice per year);

                        (4) Certificates. Certificates from Borrower and the Construction Inspector to the effect that in their knowledge and in their opinion, based upon on-site observations and submissions by the Contractor, the construction of the Improvements to the date thereof was performed in a good and workmanlike manner and substantially in accordance with the Plans and Specifications; and

                        (5) Contracts. Evidence that one hundred percent (100%) of the cost of the remaining construction work is covered by firm contracts or subcontracts, or orders for the supplying of materials, with contractors, subcontractors, materialmen or suppliers reasonably satisfactory to Lender or reasonable evidence that such contracts will be executed so as not to materially delay construction of the Improvements.

                (f) Other Documents. Such other documents, opinions and certificates as Lender or its counsel may reasonably require.

        6.3 Conditions of Final Advance. In addition to the conditions set forth in Paragraph 6.2 above, Lender's obligation to advance sums retained pursuant to this Agreement shall be subject to receipt by Lender of the following:

                (a) Approval of Improvements. Evidence of the approval by all appropriate Governmental Authority of the Improvements in their entirety for permanent occupancy to the extent any such approval is or will be a condition of lawful use and occupancy of the Improvements, and evidence of approval by all appropriate Governmental Authority of the contemplated uses thereof.

                (b) Approval by Construction Inspector. Notification from the Construction Inspector to the effect that the Improvements have been completed in a good and workmanlike manner substantially in accordance with the Plans and Specifications.

                (c) Final Survey. A final survey reasonably acceptable to Lender showing the as- built location of the completed Improvements

                (d) Certificate of Borrower's Architect. Certificate of Borrower's Architect that the Improvements have been completed substantially in accordance with the Plans and Specifications and that the Improvements comply with all applicable material Requirements and material Governmental Approvals and are in all material respects (except for work to be performed by tenants) ready for occupancy.

                (e) Payment of Costs. Evidence reasonably satisfactory to Lender that all sums due in connection with the construction of the Improvements have been paid in full (or will be paid out of the funds requested to be advanced) and that no party claims or has a right to claim any statutory or common law lien arising out of the construction of the Improvements or the supplying of labor, material, and/or services in connection therewith.

        6.4. Lender's Approval. Upon Lender's initial, subsequent or final Advance (as applicable), Borrower shall be deemed to have fully complied with the conditions precedent thereto set forth in this Article unless, prior to making such Advance, Lender notifies Borrower in writing of any specific deficiencies.


                                    ARTICLE 7

                     METHOD OF DISBURSEMENT OF LOAN PROCEEDS

        Lender agrees to make Advances in accordance with the Construction Budget and subject to the following procedures.

        7.1 Draw Request to be Submitted to Lender. At such time as Borrower shall desire to obtain an Advance, Borrower shall complete, execute and deliver to Lender a Borrower's Requisition in the form attached hereto as Exhibit F (hereinafter referred to as "Borrower's Requisition") and an Election Notice as required by the Note. Each Borrower's Requisition shall be accompanied by:

                (a) if Borrower's Requisition includes amounts to be paid to the Contractor under the Construction Contract, it shall be accompanied by a completed and itemized Application and Certificate for Payment (AIA Document No. G702) or similar form reasonably approved by Lender, containing the certification of Borrower's Architect and the Construction Inspector as to the accuracy of same, together with invoices relating to all items of direct cost covered thereby. All such applications for payment shall show all subcontractors by name and trade, the total amount of each subcontract, the amount theretofore paid to each subcontractor as of the date of such application, and the amount to be paid from the proceeds of the Advance to each subcontractor;

                (b) if Borrower's Requisition includes payments for Indirect Costs, it shall be accompanied by a completed and itemized Indirect Cost statement executed by Borrower, together with invoices for all items of Indirect Costs covered thereby;

                (c) written lien waivers from the Contractor and subcontractors and materialmen for work done and materials supplied by them which were paid for pursuant to any prior Draw Request;

                (d) a written notification of Borrower of any changes in the Plans and Specifications, the Construction Budget the Disbursement Schedule or the Construction Schedule;

                (e) copies of all change orders and subcontracts, and, to the extent requested by Lender, of all inspection or test reports and other documents relating to the construction of the Improvements, not previously delivered to Lender; and

                (f) such other information, documentation and certification as Lender shall reasonably request.

        7.2 Notice and Frequency of Advances. Each Draw Request shall be submitted to Lender at least ten (10) business days prior to the date of the requested Advance, and no more frequently than monthly.

        7.3 Deposit of Funds Advanced. Borrower shall open and maintain a non-interest bearing loan checking account with Lender into which Lender shall deposit the proceeds of each Advance. Lender is hereby irrevocably authorized to make an Advance to and/or charge any account of Borrower with Lender, including such loan checking account, without the further approval of Borrower, for (i) any installment of interest due under the Note, (ii) any reasonable expenses incurred by Lender (including without limiting the generality of the foregoing, reasonable attorneys' fees and other fees incurred by Lender), or (iii) any other sums due to Lender under the Note, this Agreement or any of the other Loan Documents, all to the extent that the same are not paid by the respective due dates thereof out of Advances of the Loan proceeds. Borrower shall at all times maintain and keep collected balances in such loan checking account sufficient to satisfy the foregoing obligations on the due date thereof.

        7.4 Advances to Contractor. At its option, Lender may make any or all Advances for construction expenses properly incurred by Contractor directly to Contractor for deposit in an appropriately designated special bank account, and the execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable authorization so to advance the proceeds of the Loan provided that Advances shall only be made directly to the Contractor if (i) sums due to the Contractor are specifically set forth in the applicable draw request;
(ii) the sums have not been paid to the Contractor; and (iii) the Borrower receives advance notice that the Lender intends to pay such portions of the Advance directly to the Contractor. No further authorization from Borrower shall be necessary to warrant such direct Advances to Contractor and all such Advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the Mortgage and the other Loan Documents as fully as if made directly to Borrower.

        7.5 Advances Do Not Constitute a Waiver. No Advance shall constitute a waiver of any of the conditions of Lender's obligation to make further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any Advance have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default hereunder.

        7.6 Trust Fund Provisions. All proceeds advanced hereunder shall be subject to the trust fund provisions of Section 13 of the Lien Law. The affidavit attached hereto as Exhibit G is made pursuant to and in compliance with Section 22 of the Lien Law, and, if so indicated in said affidavit, Loan proceeds will be used, in part, for reimbursement for payments made by the Borrower prior to the initial Advance hereunder but subsequent to the commencement of the construction and equipping of the Improvements for items constituting Costs of Improvement.


                                    ARTICLE 8

                               EVENTS OF DEFAULTS

        The occurrence of any one or more of the following conditions or events (each an "Event of Default") shall constitute a default under and breach of this
Agreement:

                (a) any failure by Borrower to pay as and when due and payable any interest on or principal of or other sum payable under the Note; or

                (b) any failure by Borrower to deposit with Lender any funds required by this Agreement to be deposited with Lender and continuance of such failure for a period of ten (10) days after written notice thereof from Lender; or

                (c) any failure by Borrower to pay as and when due and payable any other sums to be paid by Borrower to Lender under this Agreement and continuance of such failure for a period of twenty (20) days after written notice thereof from Lender; or

                (d) title to the Property is or becomes unsatisfactory to Lender, in its reasonably judgement, by reason of any material lien, charge, or encumbrance, title condition or exception (including without limitation, any mechanic's, materialman's or similar statutory or common law lien or notice thereof), but excluding the Permitted Encumbrances and such matter causing title to be or become unsatisfactory is not cured or removed (including by bonding) or reasonably satisfied within thirty (30) days after notice thereof from Lender to Borrower; or

                (e) any refusal by the Title Insurer to insure any Advance as being secured by the Mortgage as a valid first lien on the Property and continuance of such refusal for a period of thirty (30) days after notice thereof by Lender to Borrower; or

                (f)     the Improvements are not substantially completed by the

        Completion Date or, in the reasonable estimation of Lender, construction of the Improvements will not be substantially completed by the Completion Date unless such delay is caused by reasons beyond Borrower's reasonable control; or

                (g) any material voucher or invoice is submitted at any time which Borrower knows has not been earned by the payee for services performed or for materials used in or furnished for the Property; or

                (h) any cessation at any time in construction of the Improvements for more than forty-five (45) consecutive days except for strikes, acts of God, fire or other casualty, or other causes entirely beyond Borrower's reasonable control; or

                (i) any failure by Borrower to duly observe or perform any material term, covenant, condition or agreement requiring Borrower to maintain insurance or not to encumber or transfer the Property and continuance of such failure for a period of thirty (30) days after written notice thereof from Lender; or

                (j) Borrower requests a termination of the Loan, or confesses inability to continue or complete construction of the Improvements in accordance with this Agreement; or

                (k) any Guarantor denies that said Guarantor has any liability or obligation under the Guaranty, or shall notify Lender of the Guarantor's intention to attempt to cancel or terminate the Guaranty unless such cancellation or termination is permitted under the appropriate Guaranty; or

                (l) any material representation or warranty made or deemed to be made by or on behalf of Borrower or any Guarantor in this Agreement or in any other Loan Document, or in any report, certificate, financial statement, Draw Request or other instrument furnished in connection with this Agreement, any Advance or any other Loan Document, shall prove to have been false or incorrect in any material respect as at the date of which made or deemed to be made; or

                (m) any dissolution, termination, liquidation, merger or consolidation of Borrower, or any sale, transfer or other disposition of all or substantially all of the assets of Borrower, or any member of Borrower, other than with the prior approval of Lender (which approval shall not be unreasonably withheld or delayed)(and except for sales, transfers or other dispositions permitted by Section 23 of the Mortgage); or

                (n) a court of competent jurisdiction shall enter an order, judgment or decree, which shall be filed against Borrower, or the Property which, would have a materially adverse affect on the ability of Borrower to repay the Loan and to perform each and every one of its obligations under and by virtue of the Loan Documents; or

                (o) any failure by Borrower to obtain any material Governmental Approvals, or the revocation or other invalidation of any material Governmental Approvals previously issued; or

                (p) any change in the legal or beneficial ownership of Borrower, other than with the prior approval of Lender, such approval not to be unreasonably withheld or delayed, and except for sales, transfers or other dispositions permitted under Section 23 of the Mortgage; or

                (q) any default in the payment of money in excess of $50,000.00 shall occur under or in respect of any loan agreement, credit agreement, promissory note, bond, trust deed, indenture, mortgage, pledge, security agreement, indemnity or guaranty to which Borrower is a party (whether as principal or guarantor or other surety), or any other default shall occur thereunder which would entitle the holder thereof to declare all amounts payable with respect thereto to be immediately due and payable and such amount is in excess of $50,000.00; or

                (r) any failure by Borrower to duly observe or perform any other term, covenant, condition or agreement under this Agreement and continuance of such failure for a period of thirty (30) days after written notice thereof from Lender; provided, however, that if such failure is not susceptible of cure during such thirty (30) day period (but is susceptible of cure) and Borrower promptly commences and diligently pursues cure of such failure during such thirty (30) day period, then such thirty (30) day period shall be extended for an additional consecutive period of thirty (30) days; or

                (s) any "Event of Default" as said term is defined in any of the other Loan Documents shall have occurred and continues beyond any applicable notice and/or cure period; or


                                    ARTICLE 9

                          RIGHTS AND REMEDIES OF LENDER

        9.1 Remedies. Upon the occurrence of any Event of Default, Lender may at any time thereafter, at its option, exercise any or all of the following rights and remedies:

                (a) Lender may declare its obligations to make Advances hereunder to be terminated, whereupon the same shall terminate, and/or declare all unpaid principal of and accrued interest on the Note, together with all other sums payable under the Loan Documents, to be immediately due and payable, whereupon same shall become and be immediately due and payable, anything in the Loan Documents to the contrary notwithstanding, and without presentation, protest or further demand or notice of any kind, all of which are expressly hereby waived by Borrower; provided, however, that Lender may make Advances or parts of Advances thereafter without thereby waiving the right to demand payment of the Note, without becoming liable to make any other or further Advances, and without affecting the validity of or enforceability of the

        Loan Documents. Notwithstanding and without limiting the generality of the foregoing, if any event has occurred which but for the passage of time, the giving of notice or both would constitute an Event of Default, Lender's obligations to make Advances hereunder automatically shall so terminate.

                (b) If Lender has accelerated the Loan, Lender may also cause the Property to be completed and may enter upon the Land and construct, equip and complete the Property in accordance with the Plans and Specifications, with such changes therein as Lender may, from time to time, and in its reasonable discretion, deem appropriate. In connection with any construction of the Property undertaken by Lender pursuant to the provisions of this subparagraph, Lender may:

                        (1) use any funds of Borrower, including any balance which may be held by Lender as security or in escrow, and any funds remaining unadvanced under the Loan;

                        (2) employ existing contractors, subcontractors, agents, architects, engineers, and the like, or terminate the same and employ others pursuant to commercially reasonable terms and conditions;

                        (3) employ, as reasonably necessary, security watchmen to protect the Property;

                        (4) make such additions, changes and corrections in the Plans and Specifications as shall, in the reasonable judgment of Lender, be necessary;

                        (5) take over and use any and all Personal Property contracted for or purchased by Borrower, if reasonably appropriate, or reasonably dispose of the same;

                        (6) execute all applications and certificates on behalf of Borrower which may be required by any Governmental Authority or Requirement;

                        (7) reasonably pay, settle or compromise all existing or future bills and claims which are or may be liens against the Property, or may be necessary for the completion of the Improvements or the clearance of title to the Property;

                        (8) complete the marketing and leasing of leasable space in the Improvements, enter into new leases and occupancy agreements, and modify or amend existing leases and occupancy agreements, all as Lender shall deem to be reasonably necessary or desirable;

                        (9) reasonably prosecute and defend all actions and proceedings in connection with the construction of the Improvements or in any other way affecting the Land or the Improvements; and

                        (10) take such action hereunder, or refrain from acting hereunder, as Lender may, in its reasonable discretion, from time to time determine, to carry out the intent of this subparagraph. Borrower shall be liable to Lender for all reasonable costs paid or incurred for the construction, completion and equipping of the Property, whether the same shall be paid or incurred pursuant to the provisions of this subparagraph or otherwise, and all payments made or liabilities incurred by Lender hereunder of any kind whatsoever shall be deemed advances made to Borrower under this Agreement and shall be secured by the Mortgage and the other Loan Documents.

                        To the extent that any reasonable costs so paid or
                incurred by Lender, together with all other Advances made by Lender hereunder, exceed the Loan Amount, such excess costs shall be paid by Borrower to Lender on demand, with interest thereon at the Default Rate, if any, set forth in the Note or, in the absence of a Default Rate, at the Interest Rate, until paid; and Borrower shall execute such notes or amendments to the Note as may be requested by Lender to evidence Borrower's obligation to pay such excess costs and until such notes or amendments are so executed by Borrower, Borrower's obligation to pay such excess costs shall be deemed to be evidenced by this Agreement. In the event Lender takes possession of the Property and assumes control of such construction as aforesaid, it shall not be obligated to continue such construction longer than it shall see fit and may thereafter, at any time, reasonably change any course of action undertaken by it or abandon such construction and decline to make further payments for the account of Borrower whether or not the Property shall have been completed. For the purpose of this subparagraph, the construction, equipping and completion of the Property shall be deemed to include any action reasonably necessary to cure any Event of Default by Borrower under any of the terms and provisions of any of the Loan Documents.

                (c) Lender may to the extent permitted by applicable law, at any time and from time to time, without notice (any such notice being expressly waived), without regard to the adequacy of any collateral, set off and apply any and all deposits (general or specific, time on demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) at any time held or other sums credited by or due from Lender to Borrower against any and all liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising of Borrower to Lender.

                (d) Lender may exercise any or all of the rights and remedies set forth in the other Loan Documents.

        9.2 Power of Attorney. For the purposes of carrying out the provisions and exercising the rights, powers and privileges granted by or referred to in this Agreement, Borrower hereby irrevocably constitutes and appoints Lender its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in this Agreement, in the name and on behalf of Borrower. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

        9.3 Remedies Cumulative. Upon the occurrence of any Event of Default, the rights, powers and privileges provided in this Article 9 and all other remedies available to Lender under this Agreement or under any of the other Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time and shall not constitute a waiver of any of Lender's other rights or remedies thereunder, whether or not the Loan shall be due and payable, and whether or not Lender shall have instituted any foreclosure proceedings or other action for the enforcement of its rights under the Loan Documents.

        9.4 Annulment of Defaults. An Event of Default shall not be deemed to be in existence for any purpose of this Agreement or any Loan Document if Lender shall have waived such Event of Default in writing or stated that the same has been cured to its reasonable satisfaction, but no such waiver shall extend to or affect any subsequent Event of Default or impair any of the rights of Lender upon the occurrence thereof.

        9.5 Waivers. Borrower hereby waives to the extent not prohibited by applicable law (a) all presentments, demands for payment or performance, notices of nonperformance (except to the extent required by the provisions hereof or of any other Loan Documents), protests and notices of dishonor, (b) any requirement of diligence or promptness on Lender's part in the enforcement of its rights (but not fulfillment of its obligations) under the provisions of this Agreement or any other Loan Document, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which Borrower may now or hereafter have with respect to its liability under this Agreement or under any other Loan Document.

        9.6 Course of Dealing, Etc. No course of dealing between Borrower and Lender shall operate as a waiver of any of either parties' rights under this Agreement or any Loan Document. No delay or omission on either parties' part in exercising any right under this Agreement or any Loan Document shall operate as a waiver of such right or any other right hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion No waiver or consent shall be binding upon either party unless it is in writing and signed by the other party. The making of an Advance hereunder during the existence of an Event of Default shall not constitute a waiver thereof.


                                   ARTICLE 10

                               GENERAL CONDITIONS

        The following conditions shall be applicable throughout the term of this
Agreement:

        10.1 Rights of Third Parties. All conditions of the obligations of Lender hereunder, including the obligation to make Advances, are imposed solely and exclusively for the benefit of Lender and its successors and assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will make Advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so. In particular, Lender makes no representations and assumes no obligations as to third parties concerning the quality of the construction by Borrower of the Improvements or the absence therefrom of defects. In this connection Borrower agrees to and shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the Loan proceeds or from the condition of the Property whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan made by Lender to Borrower in connection herewith. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

        10.2 Relationship. The relationship between Lender and Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

        10.3 Evidence of Satisfaction of Conditions. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact of facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its reasonable discretion such existence or non-existence.

        10.4    Notices.   Any notices required or permitted to be given
hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service or (iv) sent by telecopy (with hard copy to follow by another accepted method), in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery or overnight courier, upon tender of delivery, and in the case of mail, three business days after postmark and in the case of telecopy, upon receipt of such telecopy independently confirmed by other than sender's machine. A copy of any notice issued hereunder shall be sent to ALE at 250 South Clinton Street, Syracuse, New York 13202 (Attention: Neil A.
Rube) and to Alterra at 10000 Innovation Drive, Milwaukee, Wisconsin 53226 (Attention: Mark Ohlendorf).

        10.5 Assignment. Borrower may not assign this Agreement or any of its rights or obligations hereunder without the prior approval of Lender. A sale, transfer or other disposition of any interest of Borrower or the Property that is permitted by Section 23 of the Mortgage shall not constitute an assignment for the purposes of this Agreement.

        10.6 Successors and Assigns Included in Parties. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

        10.7 Headings. The headings of the articles, paragraphs and subparagraphs of this Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

        10.8 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto at the time performance of such provisions shall be due, shall involve transcending the limit of validity presently prescribed by law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

        10.9 Number and Gender. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used herein, it shall equally include the other.

        10.10 Governing Law. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

        10.11 Consent to Jurisdiction. Borrower hereby irrevocably and unconditionally (a) submits to personal jurisdiction in the State of New York over any suit, action or proceeding arising out of or relating to this Agreement, and (b) waives any and all personal rights under the laws of any state (i) to the right, if any, to trial by jury, or (ii) to object to jurisdiction within the State of New York or venue in any particular forum within the State of New York. Nothing contained herein, however, shall prevent Lender from bringing any suit, action or proceeding or exercising any rights against any security and against Borrower, and against any property of Borrower, in any other state. Initiating such suit, action or proceeding or taking such action in any state shall in no event constitute a waiver of the agreement contained herein that the laws of the State of New York shall govern the rights and obligations of Borrower and Lender hereunder or the submission herein by Borrower to personal jurisdiction within the State of New York.

        10.12 Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal on the date first above written.

                                BORROWER:

                                CLINTON BROOKSIDE DRIVE, LLC
                                By:  ASSISTED LIVING EQUITITES, LLC,
                                        its member

                                By: |S| Neil A. Rube
                                   ---------------------------------------------
                                        Neil A. Rube, Executive Committee Member

                                LENDER:

                                KEY CORPORATE CAPITAL INC.


                                By: /S/ Mark Wegener
                                   ---------------------------------------------
                                     Name:  Mark Wegener
                                     Title: Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF ONONDAGA      )

        On this __ day of January, 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared Neil A. Rube, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                   ____________________________________
                                   Notary Public




STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF ____________  )

        On this __ day of January, 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared__________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                   ____________________________________
                                   Notary Public